EXHIBIT 99.1
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                        CERTIFICATION OF PERIODIC REPORT


     In connection with the Quarterly Report of Spire Corporation (the "Company") on Form 10-QSB (the "Report") for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof, I, Roger G. Little, President, Chief Executive Officer and Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 14, 2002              By:  /s/ Roger G. Little
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                                          Roger G. Little
                                          President, Chief Executive Officer
                                          and Chairman of the Board


This certification accompanies this Report on Form 10-QSB pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.